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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported)            March 5, 1995
                                                       ------------------------



                                 TELEDYNE, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                    1-5212                   95-2282626
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(State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
 of incorporation)                                        Identification No.)



                            1901 Avenue of the Stars
                       Los Angeles, California  90067-6046
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:           (310) 277-3311
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Item 5.   OTHER EVENTS.

          One of the current directors of Teledyne, Inc. (the "Corporation"), Dr. George Kozmetzky, has decided to retire at the 1995 Annual Meeting of Stockholders and the Board of Directors of the Corporation has nominated a slate of seven directors for election at that Meeting. Accordingly, on March 5, 1995, the Board of Directors of the Corporation amended its Bylaws to provide that immediately prior to the election of directors at its 1995 Annual Meeting of Stockholders, the authorized number of directors of the Corporation would be decreased from eight (8) to seven (7). A copy of the Bylaws, as amended and restated, is attached hereto as Exhibit 1 and is incorporated herein in its entirety by this reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS.

               None.

          (b)  EXHIBITS.  The following exhibit is attached hereto:

               1. The Corporations's Bylaws, as amended and restated by the Board of Directors of the Corporation on March 5, 1995.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TELEDYNE, INC.



                                        By: /s/ JUDITH R. NELSON
                                            ------------------------------------
                                            Judith R. Nelson, Secretary



Date:  March 6, 1995


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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION                                       PAGE
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   1                The Corporation's Bylaws, as amended and
                    restated by the Board of Directors of the Corporation on March 5, 1995

                                       -4-